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                                                                   EXHIBIT 99.12

                          CONSENT OF DIRECTOR NOMINEE

     I hereby consent to being named as a nominee to the Board of Directors of Agere Systems Inc., a Delaware corporation, in its Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission.

March 22, 2000                            Signed: /s/ KEVIN G. DASILVA
                                              ----------------------------------
                                              Kevin G. DaSilva